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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2001



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                         001-15181             04-3363001
 (State or other jurisdiction of        (Commission File      (I.R.S. Employer
  incorporation or organization)              Number)        Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100
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ITEM 5.  OTHER EVENTS

           On April 24, 2001 Fairchild Semiconductor International, Inc. announced consolidated financial results for the quarter ended April 1, 2001. The press release announcing the results is filed as an exhibit to, and incorporated by reference in, this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c)       Exhibits

                  99.1     Press Release dated April 24, 2001.

                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Fairchild Semiconductor International, Inc.


     Date:  April 25, 2001            /s/     David A. Henry
                                      ------------------------------------------
                                      David A. Henry
                                      Vice President, Corporate Controller
                                      (Principal Accounting Officer and
                                      Duly Authorized Officer)


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